NEUBERGER BERMAN INCOME FUNDS
TRUST INSTRUMENT

SCHEDULE A
Investor Class
Neuberger Berman Core Bond Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
 Neuberger Berman Strategic Income Fund

Trust Class
Neuberger Berman Core Bond Fund
Neuberger Berman High Income Bond Fund
 Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Advisor Class
Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund
Institutional Class
Lehman Brothers Extended Sector Bank Loan Fund
Lehman Brothers Extended Sector Emerging Market Debt Fund
Neuberger Berman Core Bond Fund
Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman Extended Sector High Yield Fund
Neuberger Berman Floating Rate Income Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman New York Municipal Income Fund
Neuberger Berman Short Duration Bond Fund
 Neuberger Berman Short Duration High Income Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund

Class A
Neuberger Berman Core Bond Fund
 Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman Floating Rate Income Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
 Neuberger Berman Short Duration Bond Fund
Neuberger Berman Short Duration High Income Fund
Neuberger Berman Strategic Income Fund

Neuberger Berman Unconstrained Bond Fund

Class C
Neuberger Berman Core Bond Fund
 Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman Floating Rate Income Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
 Neuberger Berman Short Duration High Income Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund

Class R2
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Class R3
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Class R6
Neuberger Berman Core Bond Fund
 Neuberger Berman High Income Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund

 DATED: September 9, 2014